SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       PROCESS TECHNOLOGY SYSTEMS, INC.

             (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

                 PROCESS TECHNOLOGY SYSTEMS, INC.

                            6371 Richmond, #200
                            Houston, Texas 77057
                               (713) 266-8005


                         PROXY STATEMENT

                                 INTRODUCTION

     This Proxy Statement is furnished to the stockholders in connection with the solicitation of proxies by the Board of Directors of Process Technology Systems, Inc., a Nevada corporation (the "Company" or "Process"), to be voted at the special meeting of stockholders of the Company (the "Meeting"). The Meeting is to be held at the offices of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada, 89509 on Friday, April 27, 2001, at 11:00 o'clock a.m., Pacific Daylight Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed Form of Proxy are first being mailed to stockholders on or about April 16, 2001.

     The Company's Board of Directors has unanimously resolved to adopt the following resolutions, which will also be submitted to the Company's stockholders at the Meeting:

               1. To effect a reverse split of its outstanding preferred stock on a basis of one for 50, while retaining the current authorized preferred stock capital of 12,500,000 and par value of $0.25, with appropriate adjustments in the capital accounts of the Company;

               2. To effect a reverse split of its outstanding common stock on a basis of one for 50, while retaining the current par value of $0.002, with appropriate adjustments in the capital accounts of the Company;

               3. To increase the authorized capital from 25,000,000 shares of common stock to 50,000,000 shares of common stock, while retaining the 12,500,000 authorized preferred stock.

               4.   To authorize the Board of Directors to change the name of
                  the Company to conform with the business or industry that the Board of Directors determines to engage in or conforms with the name or names of any properties or businesses acquired by the Company.

               APPROXIMATE MAILING DATE APRIL 16, 2001

     The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.001 par value common stock and will reimburse such parties for their related reasonable and customary charges or expenses. The estimated expense of this solicitation is approximately $2,500.

          THE BOARD OF DIRECTORS RECOMMEND A VOTE IN FAVOR OF THE
                         AFOREMENTIONED PROPOSALS.

                  OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed April 16, 2001, as the record date for the determination of holders of common stock entitled to notice of and to vote at the Meeting. The preferred stock is non-voting. At the close of business on that date, there were 14,290,240 shares of common stock outstanding and entitled to vote. Holders of common stock will be entitled to one vote per share held and are not entitled to cumulative voting regarding any proposal being submitted at the Meeting.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed Proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to Process Technology Systems, Inc., 6371 Richmond Ave., Suite #200, Houston, Texas 77057, Attention: William A. Silvey, Jr., President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

Quorum and Voting.
------------------

     The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the purpose of effecting a reverse split of the outstanding preferred stock as provided herein, effecting a reverse split of the common stock as provided herein, to increase the Company's authorized common stock capital and to grant authority to the Company's Board of Directors to change the Company's name to conform with the name or names of any company acquired by or any industry that the Board of Directors determines that the Company should engage in. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted upon as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Meeting. Management knows of no other matter that is anticipated to be presented to the Meeting.

     Under applicable law, if a quorum of the class of common stock is present at the Meeting, the plurality of votes cast in favor of a proposal shall be sufficient to adopt, ratify and approve a Proposal; however, to effect the amendments to the Articles of Incorporation of the Company, including the reverse splits, the increase in authorized capital of the common stock and the authority to change the Company's name, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required.

     William A. Silvey, Jr., the Company's President, W. Scott Thompson, the Company's Secretary, and Leonard W. Burningham, Esq., the Company's legal counsel, collectively own 7,230,000 shares or 50.6% of the presently outstanding common voting securities of the Company, and intend to vote in favor of all Proposals. No other votes are required or necessary to approve these Proposals.

                     DISSENTERS' RIGHTS OF APPRAISAL

     The Nevada Revised Statutes do not provide for dissenters' rights with respect to the Proposals being presented at the Meeting.

PROPOSAL 1 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A
       ONE FOR FIFTY REVERSE SPLIT OF THE OUTSTANDING PREFERRED STOCK.

     The Company's Board of Directors has voted to authorize a one for fifty reverse split of the outstanding preferred stock of the Company while retaining the current authorized preferred stock capital of 12,500,000 and par value of $0.25, with appropriate adjustments in its capital accounts.

     The primary reason for this reverse split is to adopt a structure that would allow the Company to more effectively raise funds and or acquire existing operating businesses based upon its current capital structure, assets and liabilities. Management recommends a vote in favor of this Proposal.

PROPOSAL 2 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A
       ONE FOR FIFTY REVERSE SPLIT OF THE OUTSTANDING COMMON STOCK.

     The Company's Board of Directors has voted to authorize a one for fifty reverse split of the outstanding common stock of the Company, while retaining the par value of $0.002, with appropriate adjustments in its capital accounts.

     The primary reason for this reverse split is also to adopt a structure that would allow the Company to more effectively raise funds and or acquire existing operating business, based upon its current capital structure, assets and liabilities. Management recommends a vote in favor of this Proposal.

PROPOSAL 3- TO INCREASE THE AUTHORIZED CAPITAL FROM 25,000,000 SHARES OF COMMON STOCK TO 50,000,000 SHARES OF COMMON STOCK, WHILE RETAINING THE 12,500,000 AUTHORIZED PREFERRED STOCK.

      Management believes this capitalization will give the Company greater flexibility. Management recommends a vote in favor of this Proposal.

PROPOSAL 4- AUTHORIZE THE BOARD OF DIRECTORS TO FILE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO A NAME THAT CONFORMS WITH THE BUSINESS OR INDUSTRY THAT THE BOARD OF DIRECTORS DETERMINES TO ENGAGE IN OR CONFORMS WITH THE NAME OR NAMES OF ANY PROPERTIES OR BUSINESSES ACQUIRED BY THE COMPANY.

     The principal purpose of this Proposal is to save the cost and expense of another proxy solicitation once the Company determines what business or industry in which it intends to conduct business operations, by private or public financing or by acquisition. Management also recommends a vote in favor of this Proposal.

             INTEREST OF MANAGEMENT IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee to become a director, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of the stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the share holdings of management and those persons who own more than five percent of the Company's Common Stock:

                        Number of Shares           Percentage
Name and Address       Beneficially Owned           of Class
----------------       ------------------           --------

Santa Cruz Trust            1,000,000                 7.0%
7250 Wynwood
Houston, Texas 77008

Clarence J. Von Drehle      2,885,000                20.2%
7250 Wynwood
Houston, Texas 77008

Joseph L. Schweppe(1)       1,089,000(1)              7.6%
7250 Dumfries Dr.
Houston, Texas 77008

William A. Silvey, Jr.(2)   2,863,000(2)             20.0%
5227 Cripple Creek Court
Houston, Texas 77017

W. Scott Thompson(3)        2,938,000(3)             20.6%
6371 Richmond, #200
Houston, Texas 77057

Leonard W. Burningham, Esq  1,429,000                10.0%
455 East 500 South,
Suite 205
Salt Lake City, Utah
84111

TOTALS:                    12,192,000                85.4%

          (1)  12,000 of these shares are held of record in the name of Villa
               J. Schweppe.

          (2) 4,000 of these shares are held of record in the name of the Silvey Children's Trust, and 1,000 shares are owned by Tracy Silvey, a daughter of William A, Silvey, Jr.

          (3) 250,000 of these shares are held of record in the name of the Thompson Family Trust, and 5,000 shares are owned by W.L. Thompson, Jr., W. Scott Thompson's son.

     Messrs. Silvey, Thompson and Burningham collectively own 7,230,000 shares or 50.6% of the presently outstanding common voting securities of the Company, and intend to vote in favor of all Proposals. No other votes are required or necessary to approve these Proposals.

Changes in Control.
-------------------

     There has been no change in control of Process since the beginning of its current fiscal year, December 1, 2001; however, Process is presently involved in negotiations to acquire all of the issued and outstanding shares of a third party provider of medical services in Canada in consideration of the exchange of "restricted securities" in an amount that would involve a change in control if the acquisition presently being discussed were completed. There is a non-binding Letter of Intent outlining this acquisition, but there are numerous conditions to be satisfied before any such transaction could be finalized. Accordingly, there can be no assurance that these negotiations will result in the execution of a definitive agreement or any change in control. The Board of Directors will use its good faith and business judgement in determining whether to complete this acquisition.


                         VOTE REQUIRED FOR APPROVAL

     A majority of the outstanding common voting securities of the Company constitutes a quorum for the transaction of business at any Meeting. Under applicable law, if a quorum is present at the Meeting, the plurality of votes cast in favor of the Proposals shall be sufficient to adopt, ratify and approve the Proposals; however, to effect an amendment to the Articles of Incorporation of the Company, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required.

                                OTHER MATTERS

     The Board of Directors of the Company is not aware of any business other than the aforementioned Proposals that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person or persons named in the enclosed Proxy to vote thereon in accordance with his/their best judgment.


                                   By Order of the Board of Directors



April 16, 2001                       William A. Silvey, Jr.
Houston, Texas                       Director and President

                           APPENDIX "A"


                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                  PROCESS TECHNOLOGY SYSTEMS, INC.
                 TO BE HELD FRIDAY, APRIL 27, 2001

     By completing and returning this Proxy to Process Technology Systems, Inc. (the "Company"), you will be designating William A. Silvey, Jr., the President of the Company, to vote all of your shares of the Company's Common Stock as indicated below, or you may insert the name of any other person here:

------------------------------------------------------------------------------

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, envelope.

     Matters of business are as follows:

PROPOSAL 1 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A ONE FOR FIFTY REVERSE SPLIT OF THE OUTSTANDING PREFERRED STOCK.


                  YES       NO        ABSTAIN

                  ____      ____      ____

PROPOSAL 2 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A ONE FOR FIFTY FORWARD SPLIT OF THE OUTSTANDING COMMON STOCK.


                  YES       NO        ABSTAIN

                  ____      ____      ____

PROPOSAL 3- TO INCREASE THE AUTHORIZED CAPITAL FROM 25,000,000 SHARES OF COMMON STOCK TO 50,000,000 SHARES OF COMMON STOCK, WHILE RETAINING THE 12,500,000 AUTHORIZED PREFERRED STOCK.


                  YES       NO        ABSTAIN

                  ____      ____      ____

PROPOSAL 4 - AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO A NAME THAT CONFORMS WITH THE BUSINESS OR INDUSTRY THAT THE BOARD OF DIRECTORS DETERMINES TO ENGAGE IN OR CONFORMS WITH THE NAME OR NAMES OF ANY PROPERTY OR BUSINESS ACQUIRED BY THE COMPANY.


                  YES       NO        ABSTAIN

                  ____      ____      ____

     The undersigned hereby acknowledges receipt of the Company's Definitive Proxy Statement dated April 16, 2001, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of Common Stock represented in this Proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.


Dated:  ____________, 2001              _________________________________
                                        Name of stockholder (Please print
                                        legibly)

Number of shares:  ____________         _________________________________
                                        Signature

     This Proxy is being solicited by, and the above-referenced Proposals are being proposed by, the Board of Directors of the Company. The Proposals to be voted on are not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

     As of April 16, 2001, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a Proxy that is executed and returned to the Company, it will be voted "FOR" the Proposals set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Mr. Silvey the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

          ____ Withhold discretion to vote on any other matter presented at the Meeting.

                                   APPENDIX B


                 PROCESS TECHNOLOGY SYSTEMS, INC.

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 27, 2001

TO ALL STOCKHOLDERS:

     NOTICE is hereby given that a special meeting of the stockholders of Process Technology Systems, Inc., a Nevada corporation (the "Company"), will be held at the office of Michael J. Morrison, Esq., 1495 Ridgeview Drive, Suite 220, Reno, Nevada, 89509, on Friday, April 27, 2001, at 11:00 a .m. Pacific Daylight Time, (hereinafter, the "Meeting").

     The Meeting will be held for the following purposes

     1. To amend the Company's Articles of Incorporation to effect a reverse split of its outstanding preferred stock on a basis of one for fifty, while retaining the current authorized preferred stock capital of 12,500,000 and par value of $0.25, with appropriate adjustments in the capital accounts of the Company;

     2. To amend the Company's Articles of Incorporation to effect a reverse split of its outstanding common securities on a basis of one for fifty, while retaining the current par value of $0.002, with appropriate adjustments in the capital accounts of the Company;

      3. To increase the authorized capital from 25,000,000 shares of common stock to 50,000,000 shares of common stock, while retaining the 12,500,000 authorized preferred stock.

     4.   To authorize the Board of Directors to amend the Company's
Articles of Incorporation to change its name to conform with the business or industry that the Board of Directors determines to engage in or conforms with the name or names of any properties or businesses acquired by the Company.

     5. To transact any other business that may properly come before the Meeting.

     As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

     Only stockholders of record at the close of business on April 16, 2001, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may revoke the Proxy and vote personally on all matters brought before the Meeting.

      Messrs. Silvey, Thompson and Burningham collectively own 7,230,000 shares or 50.6% of the presently outstanding common voting securities of the Company, and intend to vote in favor of all Proposals. No other votes are required or necessary to approve these Proposals.


                                   By Order of the Board of Directors


                                   William A. Silvey, Jr.
                                   President and Director

April 16, 2001
Salt Lake City, Utah